EXHIBIT 32.2

CERTIFICATION PURSUANT TO

TITLE 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzo Biochem, Inc., and Subsidiaries (“the Company”) on Form 10-Q for the period ended October 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry Weiner, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2018

By:	/s/ Barry Weiner
Barry Weiner
President, Chief Financial Officer, Principal Accounting Officer, Treasurer and Director